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                                                                    Exhibit 10.2


                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         Amendment No. 1 ("Amendment") dated as of the 25th day of July, 1997, by and between DONNA KARAN INTERNATIONAL INC., a Delaware corporation, having an office at 550 Seventh Avenue, New York, New York 10018 (the "Company") and DONNA KARAN (the "Executive") to Employment Agreement (the "Agreement") dated as of the 3rd day of July, 1996, by and between the Company and the Executive.

                                 W I T N E S S E T H
                                 - - - - - - - - - -

         WHEREAS, the Company and the Executive wish to amend the Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is hereby agreed as follows:

         1. So long as, but only so long as, John D. Idol, serves as Chief Executive Officer of the Company, the following amendments to the Agreement are hereby adopted:

         a. AMENDMENT OF SECTION 1. Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "1. EMPLOYMENT. The Company hereby employs the Executive and Executive hereby accepts employment by the Company on the terms and conditions hereinafter set forth, to act as Chairman of the Board of Directors and Chief Designer for the Company, its subsidiaries and affiliated companies, and, if so elected, to act as Chairman of the Board of the Company, its subsidiaries and affiliated companies."

         b. AMENDMENT OF SECTION 2. Section 2 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "2. DUTIES AND SCOPE OF AUTHORITY. The Company hereby agrees that, except to the extent that the Executive otherwise consents in writing, during the term of this Agreement:

              (a) Executive shall be the sole Chairman of the Board and sole Chief Designer for the Company, its


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              subsidiaries and affiliated companies (together with the Company, the 'DK Companies'). At all times that Executive holds the position of either Chief Designer or Chairman of the Board, she shall have equal authority and responsibility with the Chief Executive Officer with respect to the development of the annual design budgets, creative budgets and the Company's strategic plans (including licensing strategies consistent with the Company's License Agreement dated July 3, 1996 with Gabrielle Studio, Inc.) for presentation to the Board of Directors for its approval, public relations policies, and hiring and firing of key executive officers of the Company; have control over all creative and artistic aspects relating to the DK Companies, including, but not limited to, control over the creative and artistic aspects of design, advertising, marketing, exploitation of all items and programs produced by the DK Companies and control over hiring and firing of creative personnel, and shall carry out such responsibilities in accordance with the DK Companies' strategic plan and annual financial and operating plan; and the budget relating to such creative and artistic aspects of the DK
              Companies as set forth in the Company's annual plan shall be prepared and presented to the Board for its approval by the Chief Executive Officer after collaboration with Executive.

              (b) The Company shall cause the Executive to be nominated as a director of the Company on management's slate of nominees;

              (c) Except as expressly permitted herein, Executive's authority, jurisdiction and responsibility as Chairman of the Board and Chief Designer shall not be diminished in form or substance from the authority, jurisdiction and responsibility as set forth herein;

              (d) No action will be taken by the Company to diminish the scope of the Executive's responsibility and authority, or to render it difficult or impossible for Executive to carry out her duties."

         c. AMENDMENT OF SECTION 5. Section 5 of the Agreement is hereby amended and restated to read in its entirety as follows:

              "5. TERM. The term of this Agreement shall commence as of the date hereof with respect to the


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              Executive's role as Chairman of the Board and Chief Designer and shall continue for an initial term ending on December 31, 1999 (the 'Initial Term'). Such Initial Term shall continue thereafter in automatically renewable successive terms of three year periods as Chairman of the Board and Chief Designer, unless terminated
              (i) by the Company for 'cause' as provided in paragraph 9(c) hereof, or (ii) by Executive as provided in paragraph 9(a) or 9(b) hereof. All aspects of this Agreement shall remain in full force and effect as long as the Executive continues to serve as either Chairman of the Board or Chief Designer (or both) hereunder."

         d. AMENDMENT OF SECTION 9(A). (a) The first sentence of Section 9(a) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in place thereof:

              "(a) This Agreement may be terminated by the Executive without reason at any time after the Initial Term."

         e. AMENDMENT OF SECTION 9(B). Section 9(b)(i) of the Agreement is hereby amended and restated in its capacity as follows:

              "(i) if at any time the Executive shall (without her prior written consent) not be Chairman of the Board and the sole Chief Designer."

         2. ACKNOWLEDGMENT. Executive hereby expressly acknowledges and agrees that the changes in her duties and responsibilities as set forth in this Amendment and the appointment of John D. Idol as Chief Executive Officer of the Company do not constitute "good reason" as set forth in Section 9(b)(ii) of the Agreement.

         3. SEPARABILITY. In the event that any provision or any portion of any provision of this Amendment shall be held to be void or unenforceable, the remaining provisions of this Amendment (and the balance of any provisions held void or


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unenforceable in part only) shall continue in full force and effect.

         4. ASSIGNMENT. This Agreement may not be assigned by Executive, but may be assigned by the Company to any successor in interest in a transaction not constituting a "change of control" as set forth in paragraph 9(b)(v) of the Agreement. This Amendment shall inure to the benefit of, and shall be binding upon the Company, its permitted successors and assigns, and Executive, her legal representatives, executors and administrators.

         5. ENTIRE AGREEMENT. This Amendment, together with the Agreement (as amended hereby), contains the full and complete understanding and agreement of the parties with respect to the subject matter hereof and supercedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law provisions thereof.

         7. WAIVER; AMENDMENT AND CONSENTS. No waiver by either party of any breach of any provision of this Amendment shall be deemed a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained. Any amendment to this Amendment, and any consent or waiver by a party


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hereto to any provision of this Amendment, shall be in writing and delivered to both parties to this Amendment.

         8. NOTICES. Except as otherwise specifically provided herein, any notice or other communication given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail, return receipt requested, as follows:


         If to the Company:

              Donna Karan International Inc.
              550 Seventh Avenue
              New York, New York 10018

              Attention: President

         If to Executive:

              Ms. Donna Karan
              550 Seventh Avenue
              New York, New York 10018


         The foregoing addresses may be changed by notice given in the manner set forth in this paragraph 8.

         9. THE AGREEMENT. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect.




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         IN WITNESS WHEREOF, the parties hereto have executed

this Amendment as of the day and year first above written.



                                  DONNA KARAN INTERNATIONAL INC.


                                  By: /s/
                                     ---------------------------
                                     Name:
                                     Title:

                                  /s/
                                  ------------------------------
                                       DONNA KARAN


















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